Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report August 9, 2002
(Date of earliest event reported)

PIONEER-STANDARD ELECTRONICS, INC.

(Exact name of registrant as specified in its charter)

Ohio	(000-5734)	34-0907152

(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

6065 Parkland Boulevard, Mayfield Heights, Ohio	44124

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(440) 720-8500

Item 5. Other Events

Pursuant to the Order requiring the filing of sworn statements under Section 21(a) (1) of the Securities Exchange Act of 1934, Pioneer-Standard Electronics, Inc. has attached the sworn statements of its Principal Executive Officer and Principal Financial Officer regarding facts and circumstances relating to Exchange Act filings.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)	EXHIBITS.

99.1	Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.

99.2	Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PIONEER-STANDARD ELECTRONICS, INC.

By:	/s/ Steven M. Billick Steven M. Billick Executive Vice President and Chief Financial Officer

Date: August 9, 2002

Exhibit Index

Exhibit No.	Description	Page

99.1	Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.	4

99.2	Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.	5

3